Principal Exchange-Traded Funds
Supplement dated February 13, 2019
to the Prospectus dated November 1, 2018

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

PRINCIPAL CONTRARIAN VALUE INDEX ETF AND
PRINCIPAL INTERNATIONAL MULTI-FACTOR INDEX ETF

Effective February 7, 2019, the following updates the Prospectus for the Principal Contrarian Value Index ETF and Principal International Multi-Factor Index ETF (each, a “Fund” and collectively, the “Funds”).
The compliance staff (the “Staff”) of Nasdaq Stock Market LLC ("Nasdaq" or the "Exchange") recently provided written notice to Principal Exchange-Traded Funds (the “Trust”) that it is not in compliance with the continued listing standards of the Exchange with respect to the Funds. The Exchange requires that a listed company (such as a series of the Trust) must maintain a minimum of 50 record and/or beneficial shareholders. The Funds were each reported to have less than 50 record and/or beneficial shareholders.
In accordance with Nasdaq procedures, the Trust intends to submit a written response to the Staff outlining the Trust’s plan to regain compliance with the Exchange rules. If the Staff accepts the Trust’s plan to regain compliance, the Staff will grant an extension of up to 180 calendar days from the date of the Staff's letter (February 7, 2019) for the Trust to evidence compliance (the “Extension Date”). In order for either Fund to regain compliance, the Trust will be required to demonstrate that such Fund has at least 50 record and/or beneficial shareholders as of the Extension Date. Should either Fund be unable to meet the Exchange's listing standards by the Extension Date, the Staff may determine to delist the Fund. In such event, you will receive additional information about the future plans for the Funds.